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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               Cotelligent, Inc.

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            (Exact name of registrant as specified in its charter)



                                  May 8, 2002
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               Date of Report (Date of earliest event reported)



         Delaware                     0-27412                94-3173918
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(State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation              File Number)         Identification No.)

          44 Montgomery Street, Suite 4050
              San Francisco, California                         94104
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      (Address of principal executive offices)                (Zip Code)


                                (415) 439-6400

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             (Registrant's telephone number, including area code)
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Item 5.   Other Events.
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1.   On May 8, 2002, the Board of Directors of Cotelligent, Inc. (the "Company")
adopted the Amended and Restated By-laws attached hereto as Exhibit 3 (the "Amended By-laws").

     The Amended By-laws provide, among other things, that persons nominated by the stockholders for election as directors of the Company and any other proposals by the stockholders may only be presented at an annual or special meeting of the stockholders of the Company if advance written notice of such matter is delivered to the Secretary of the Company. For an annual meeting, such notice must be delivered not less than 90 days nor more than 120 prior to the first anniversary of the date of the prior year's annual meeting. For the upcoming 2002 Annual Meeting, the Amended By-laws provide that advance written notice of any stockholder nominees and any other stockholder proposals must be delivered to the Secretary of the Company by the later of (i) the ninetieth
(90th) day prior to the 2002 Annual Meeting or (ii) the tenth (10th) day following the date on which the Company first publicly announces or discloses the adoption of the provisions contained in the Amended By-laws. This Current Report on Form 8-K, which is being filed with the Securities and Exchange Commission on May 9, 2002, constitutes such public disclosure. The Board of Directors has designated that the 2002 Annual Meeting will take place at the Grand Hyatt Hotel in San Francisco, California on the 11th day of June, 2002 at 9:00 a.m. Pacific Daylight Saving Time. Pursuant to the advance notice provisions contained in the Amended By-laws and described above, written notice of stockholder nominees or any other stockholder proposals to be presented at the 2002 Annual Meeting must be delivered to the Secretary of the Company at 44 Montgomery Street, Suite 4050, San Francisco, California no later than May 20, 2002.

     The Amended By-laws also provide that stockholders seeking to act by written consent must provide advance notice to the Company to request that the Board of Directors of the Company fix a record date for purposes of determining the stockholders entitled to consent to the taking of any such action.

     The foregoing summary of certain terms of the Amended By-laws does not purport to be complete and is qualified in its entirety by reference to the Amended By-laws attached hereto as Exhibit 3 and incorporated herein by reference.

2. On May 8, 2002, Edward E. Faber and Daniel E. Jackson resigned as members of the Company's Board of Directors and the size of the Company's Board was fixed at three directors. Debra J. Richardson was appointed as a Class I director and Dr. Richardson has been nominated for election to the Board of Directors to serve for a term expiring at the Annual Meeting in 2005 and until her successor has been duly elected and qualified.
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c) Exhibits.
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          Exhibit No.          Description
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               3               Amended and Restated By-laws adopted May 8, 2002

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                                   Signature
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 COTELLIGENT, INC.


                                 By:  /s/ Curtis J. Parker
                                      -----------------------------------------
                                      Curtis J. Parker
                                      Executive Vice President, Chief Financial
                                      Officer, Treasurer & Assistant Secretary


Dated: May 9, 2002
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                                 EXHIBIT INDEX
                                 -------------

               Exhibit No.         Description
               -----------         -----------

                    3              Amended and Restated By-laws adopted May 8,
                                   2002